UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2014

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After the U.S. economy contracted sharply early this year — with activity curtailed by severe winter weather, a decline in exports and an inventory stockpile — indicators have consistently shown that the U.S. economy likely regained momentum in the second quarter. The labor market is more robust, manufacturing is strong and retail sales have improved along with consumer confidence.

Although Europe emerged from recession last year, the pace of growth in the region has been slow, with persistently high unemployment and very low inflation that points to the risk of deflation. Asia remains vulnerable but also shows signs of recovery. China’s economic growth has slowed somewhat, and Japan’s economic turnaround remains a work in progress. Emerging markets have been more turbulent over the past 12 months.

Despite this economic uncertainty, and the growing likelihood of interest rate increases that has heightened bond risks, global financial markets have been relatively stable thus far in 2014.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals takes a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

August 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.1%
Johnson & Johnson	3.7%
Philip Morris International, Inc.	3.6%
Wells Fargo & Co.	3.4%
Pfizer, Inc.	2.9%
Exxon Mobil Corp.	2.3%
Lockheed Martin Corp.	2.2%
Accenture PLC, “A”	2.1%
3M Co.	2.0%
MetLife, Inc.	2.0%

Equity sectors
Financial Services	25.1%
Health Care	14.2%
Consumer Staples	12.5%
Industrial Goods & Services	10.9%
Leisure	7.5%
Energy	6.5%
Retailing	4.5%
Basic Materials	4.1%
Utilities & Communications	3.3%
Technology	3.2%
Special Products & Services	3.1%
Autos & Housing	2.6%
Transportation	2.3%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 6/30/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2014, the MFS Institutional Large Cap Value Fund (“fund”) provided a total return 22.15%, at net asset value. This compares with a return of 23.81% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine, where tensions escalated following a change in government and Russia’s annexation of Crimea. In addition, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the economy regained its footing and the broad US equity indexes traded near their all-time highs by the end of the period. Central bank easing outside of the US, notably by the ECB as well as Bank of Japan, supported risk markets. Weighing on sentiment, however, was the rise in violence in Iraq, where sectarian conflict threatened central government control and raised market fears of an interruption to Iraqi oil exports.

Detractors from Performance

A combination of stock selection and an underweight position in the technology sector was a primary detractor from performance relative to the Russell 1000 Value Index. Within this sector, the fund’s holdings of poor-performing diversified technology products and services company International Business Machines (IBM) (b) hurt relative returns. Shares of IBM depreciated as sales missed consensus estimates on sluggish demand for computer hardware and performance from its software and services

3

Management Review – continued

business reflecting weakness in emerging markets, particularly in China. Additionally, avoiding personal electronics maker Apple weighed on relative results as the stock outpaced the index during the period.

Security selection and an overweight position in the consumer staples sector also hampered relative results. Within this sector, the fund’s overweight position in tobacco company Philip Morris International and holdings of international food producer Danone (b) (France) weakened relative performance as both stocks lagged the index during the period. The stock price of Philip Morris International declined reflecting a challenging end of the calendar year 2013. The company experienced weaker-than-expected volume trends from high unemployment and sluggish economic conditions in Europe, as well as increased tax schemes.

Unfavorable stock selection in the retailing sector weighed on relative returns. Overweight positions in retail giant Target and office products retailer Staples detracted from relative performance. Shares of Target depreciated steadily during the reporting period as the company reported weak earnings results, decreased sales primarily from Canada and management’s decision to reduce earnings guidance.

Elsewhere, the fund’s holdings of telecommunications services provider Verizon Communications (b) and management consulting firm Accenture (b) detracted from relative returns. Additionally, not owning shares in oil and gas company Conoco Phillips further hampered relative results.

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the financial services sector supported relative performance. Within this sector, an underweight position in diversified financial services firm Citigroup and avoiding insurance and investment firm Berkshire Hathaway helped relative results. Shares of Citigroup failed to turn in positive performance as the company struggled with decreased volumes, increased volatility, and poor cost management.

Security selection in the industrial goods & services sector also contributed to relative returns. The fund’s holdings of defense contractor Lockheed Martin (b) boosted relative performance as the stock outpaced the index during the period. Shares of Lockheed Martin turned in double-digit performance during the reporting period due to increased sales primarily in the company’s Aeronautical business, management’s decision to repurchase stock, and a tax refund.

Elsewhere, underweight positions in household products maker Procter & Gamble and integrated oil and gas company Exxon Mobil helped relative results as both stocks lagged the benchmark during the reporting period. Avoiding network equipment company Cisco Systems also aided relative results. Additionally the fund’s holdings of tobacco producer Lorillard (b) and auto parts retailer Advanced Auto Parts (b), as well as

4

Management Review – continued

overweight positions in chemical company PPG Industries and cardiovascular medical device maker St. Jude Medical, further aided relative returns.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 6/30/14

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/14

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
5/01/01	22.15%	16.87%	8.99%
Comparative benchmark
Russell 1000 Value Index (f)	23.81%	19.23%	8.03%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2014 through June 30, 2014

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/14	Ending Account Value 6/30/14	Expenses Paid During Period (p) 1/01/14-6/30/14
Actual	0.64%	$1,000.00	$1,047.77	$3.25
Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

6/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 99.7%
Issuer	Shares/Par	Value ($)

Aerospace – 6.8%
Honeywell International, Inc.	36,449	$3,387,933
Lockheed Martin Corp.	24,932	4,007,320
Northrop Grumman Corp.	12,335	1,475,636
United Technologies Corp.	31,772	3,668,077

		$12,538,966
Alcoholic Beverages – 1.5%
Diageo PLC, ADR	22,310	$2,839,394

Automotive – 1.9%
Delphi Automotive PLC	17,850	$1,227,009
General Motors Co.	10,110	366,993
Johnson Controls, Inc.	38,332	1,913,917

		$3,507,919
Broadcasting – 3.8%
Omnicom Group, Inc.	29,363	$2,091,233
Time Warner, Inc.	16,650	1,169,663
Time, Inc. (a)	2,081	50,402
Viacom, Inc., “B”	17,060	1,479,614
Walt Disney Co.	26,312	2,255,991

		$7,046,903
Brokerage & Asset Managers – 2.9%
BlackRock, Inc.	5,316	$1,698,994
Franklin Resources, Inc.	43,642	2,524,253
NASDAQ OMX Group, Inc.	27,126	1,047,606

		$5,270,853
Business Services – 3.1%
Accenture PLC, “A”	48,377	$3,910,797
Fidelity National Information Services, Inc.	13,540	741,180
Fiserv, Inc. (a)	17,250	1,040,520

		$5,692,497
Cable TV – 1.1%
Comcast Corp., “Special A”	39,310	$2,096,402

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 3.5%
3M Co.	26,258	$3,761,196
PPG Industries, Inc.	12,465	2,619,520

		$6,380,716
Computer Software – 1.3%
Oracle Corp.	58,759	$2,381,502

Computer Software – Systems – 1.8%
International Business Machines Corp.	18,031	$3,268,479

Construction – 0.6%
Stanley Black & Decker, Inc.	13,470	$1,182,935

Consumer Products – 0.5%
Procter & Gamble Co.	11,593	$911,094

Containers – 0.5%
Crown Holdings, Inc. (a)	18,980	$944,445

Electrical Equipment – 2.6%
Danaher Corp.	30,084	$2,368,513
Pentair PLC	6,762	487,675
Tyco International Ltd.	42,110	1,920,216

		$4,776,404
Electronics – 0.2%
Texas Instruments, Inc.	5,858	$279,954

Energy – Independent – 2.4%
Apache Corp.	9,044	$910,007
EOG Resources, Inc.	7,217	843,379
Occidental Petroleum Corp.	25,956	2,663,864

		$4,417,250
Energy – Integrated – 4.1%
Chevron Corp.	25,244	$3,295,604
Exxon Mobil Corp.	42,096	4,238,225

		$7,533,829
Food & Beverages – 5.0%
DANONE S.A., ADR	103,213	$1,540,970
Dr Pepper Snapple Group, Inc.	16,540	968,913
General Mills, Inc.	53,104	2,790,084

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Kellogg Co.	7,977	$524,089
Nestle S.A., ADR	42,725	3,318,451

		$9,142,507
Food & Drug Stores – 1.8%
CVS Caremark Corp.	44,128	$3,325,927

General Merchandise – 1.6%
Kohl’s Corp.	7,780	$409,850
Target Corp.	42,020	2,435,059

		$2,844,909
Insurance – 7.6%
ACE Ltd.	19,098	$1,980,463
Aon PLC	19,486	1,755,494
Chubb Corp.	14,400	1,327,248
MetLife, Inc.	66,351	3,686,462
Prudential Financial, Inc.	21,774	1,932,878
Travelers Cos., Inc.	33,998	3,198,192

		$13,880,737
Leisure & Toys – 0.7%
Hasbro, Inc.	15,457	$819,994
Mattel, Inc.	14,120	550,256

		$1,370,250
Machinery & Tools – 1.3%
Eaton Corp. PLC	21,508	$1,659,987
Illinois Tool Works, Inc.	9,280	812,557

		$2,472,544
Major Banks – 12.4%
Bank of New York Mellon Corp.	75,466	$2,828,466
Goldman Sachs Group, Inc.	19,329	3,236,448
JPMorgan Chase & Co.	131,454	7,574,379
PNC Financial Services Group, Inc.	15,583	1,387,666
State Street Corp.	23,654	1,590,968
Wells Fargo & Co.	117,311	6,165,866

		$22,783,793
Medical & Health Technology & Services – 1.0%
Express Scripts Holding Co. (a)	24,080	$1,669,466
Quest Diagnostics, Inc.	3,856	226,309

		$1,895,775

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 4.9%
Abbott Laboratories	52,470	$2,146,023
Covidien PLC	17,620	1,588,972
Medtronic, Inc.	34,909	2,225,798
St. Jude Medical, Inc.	20,249	1,402,243
Thermo Fisher Scientific, Inc.	14,408	1,700,144

		$9,063,180
Other Banks & Diversified Financials – 2.2%
Citigroup, Inc.	9,220	$434,262
U.S. Bancorp	72,600	3,145,032
Western Union Co.	29,187	506,103

		$4,085,397
Pharmaceuticals – 8.3%
Johnson & Johnson	64,843	$6,783,875
Merck & Co., Inc.	32,952	1,906,273
Novartis AG, ADR	6,590	596,593
Pfizer, Inc.	176,843	5,248,700
Roche Holding Ltd., ADR	15,090	562,857
Zoetis, Inc.	1,550	50,019

		$15,148,317
Printing & Publishing – 0.8%
McGraw-Hill Cos., Inc.	9,540	$792,106
Moody’s Corp.	6,660	583,816

		$1,375,922
Railroad & Shipping – 0.7%
Canadian National Railway Co.	19,698	$1,280,764

Restaurants – 1.1%
McDonald’s Corp.	19,576	$1,972,086

Specialty Chemicals – 0.1%
Valspar Corp.	2,280	$173,713

Specialty Stores – 1.2%
Advance Auto Parts, Inc.	8,283	$1,117,542
Bed Bath & Beyond, Inc. (a)	6,790	389,610
Staples, Inc.	59,617	646,248

		$2,153,400
Telecommunications – Wireless – 0.6%
Vodafone Group PLC, ADR	31,380	$1,047,778

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.4%
AT&T, Inc.	30,153	$1,066,210
Verizon Communications, Inc.	68,530	3,353,173

		$4,419,383
Tobacco – 5.5%
Altria Group, Inc.	19,671	$825,002
Imperial Tobacco Group PLC, ADR	4,600	415,886
Lorillard, Inc.	34,510	2,104,075
Philip Morris International, Inc.	79,144	6,672,631

		$10,017,594
Trucking – 1.6%
United Parcel Service, Inc., “B”	28,260	$2,901,172

Utilities – Electric Power – 0.3%
Duke Energy Corp.	8,400	$623,196
Total Common Stocks (Identified Cost, $118,477,153)		$183,047,886

CONVERTIBLE PREFERRED STOCKS – 0.1%
Aerospace – 0.1%
United Technologies Corp., 7.5% (Identified Cost, $152,794)	3,040	$198,178

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	140,616	$140,616
Total Investments (Identified Cost, $118,770,563)		$183,386,680

OTHER ASSETS, LESS LIABILITIES – 0.1%		124,954
Net Assets – 100.0%		$183,511,634

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $118,629,947)	$183,246,064
Underlying affiliated funds, at cost and value	140,616
Total investments, at value (identified cost, $118,770,563)	$183,386,680
Cash	123
Receivables for
Fund shares sold	4,212
Dividends	259,752
Other assets	640
Total assets	$183,651,407
Liabilities
Payable for fund shares reacquired	$72,690
Payable to affiliates
Investment adviser	10,703
Shareholder servicing costs	317
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	56,055
Total liabilities	$139,773
Net assets	$183,511,634
Net assets consist of
Paid-in capital	$112,229,912
Unrealized appreciation (depreciation) on investments	64,616,117
Accumulated net realized gain (loss) on investments	4,003,424
Undistributed net investment income	2,662,181
Net assets	$183,511,634
Shares of beneficial interest outstanding	14,182,420
Net asset value per share (net assets of $183,511,634 / 14,182,420 shares of beneficial interest outstanding)	$12.94

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$5,275,572
Dividends from underlying affiliated funds	1,801
Foreign taxes withheld	(2,373)
Total investment income	$5,275,000
Expenses
Management fee	$969,310
Shareholder servicing costs	11,696
Administrative services fee	32,289
Independent Trustees’ compensation	4,672
Custodian fee	25,448
Shareholder communications	5,766
Audit and tax fees	48,696
Legal fees	1,678
Miscellaneous	35,507
Total expenses	$1,135,062
Reduction of expenses by investment adviser	(4,944)
Net expenses	$1,130,118
Net investment income	$4,144,882
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$12,007,594
Change in unrealized appreciation (depreciation) on investments	$18,294,040
Net realized and unrealized gain (loss) on investments	$30,301,634
Change in net assets from operations	$34,446,516

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2014	2013
Change in net assets
From operations
Net investment income	$4,144,882	$3,165,744
Net realized gain (loss) on investments	12,007,594	2,342,840
Net unrealized gain (loss) on investments	18,294,040	29,770,786
Change in net assets from operations	$34,446,516	$35,279,370
Distributions declared to shareholders
From net investment income	$(3,062,014)	$(3,014,139)
From net realized gain on investments	(8,168,112)	(2,868,148)
Total distributions declared to shareholders	$(11,230,126)	$(5,882,287)
Change in net assets from fund share transactions	$(11,587,108)	$5,584,261
Total change in net assets	$11,629,282	$34,981,344
Net assets
At beginning of period	171,882,352	136,901,008
At end of period (including undistributed net investment income of $2,662,181 and $1,579,313, respectively)	$183,511,634	$171,882,352

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.33	$9.40	$9.65	$7.69	$7.14
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.21	$0.19	$0.16	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.14	2.13	(0.03)	1.92	0.53 (g)
Total from investment operations	$2.43	$2.34	$0.16	$2.08	$0.68
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.19)	$(0.12)	$(0.13)
From net realized gain on investments	(0.60)	(0.20)	(0.22)	—	—
Total distributions declared to shareholders	$(0.82)	$(0.41)	$(0.41)	$(0.12)	$(0.13)
Net asset value, end of period (x)	$12.94	$11.33	$9.40	$9.65	$7.69
Total return (%) (r)(s)(x)	22.15	25.60	2.14	27.12	9.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	0.67	0.67	0.74
Expenses after expense reductions (f)	0.64	0.65	0.65	0.65	0.63
Net investment income	2.35	2.04	2.13	1.75	1.86
Portfolio turnover	18	19	18	28	22
Net assets at end of period (000 omitted)	$183,512	$171,882	$136,901	$152,715	$120,003

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the

18

Notes to Financial Statements – continued

market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

19

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$183,246,064	$—	$—	$183,246,064
Mutual Funds	140,616	—	—	140,616
Total Investments	$183,386,680	$—	$—	$183,386,680

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended June 30, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

20

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/14	6/30/13
Ordinary income (including any short-term capital gains)	$3,746,026	$3,820,195
Long-term capital gains	7,484,100	2,062,092
Total distributions	$11,230,126	$5,882,287

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/14
Cost of investments	$119,888,667
Gross appreciation	63,985,553
Gross depreciation	(487,540)
Net unrealized appreciation (depreciation)	$63,498,013
Undistributed ordinary income	2,826,423
Undistributed long-term capital gain	4,957,286

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2014, this management fee reduction amounted to $4,633, which is

21

Notes to Financial Statements – continued

included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.65% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2015. For the year ended June 30, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2014, the fee was $11,350, which equated to 0.0064% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2014, these costs amounted to $346.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended June 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $965 and are included in “Miscellaneous” expense in the Statement of Operations.

22

Notes to Financial Statements – continued

MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $311, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended June 30, 2014, purchases and sales of investments, other than short-term obligations, aggregated $32,098,185 and $48,381,310, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/14		Year ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold	1,894,666	$22,926,747	3,140,559	$32,468,357
Shares issued to shareholders in reinvestment of distributions	524,942	6,183,821	373,657	3,613,264
Shares reacquired	(3,405,675)	(40,697,676)	(2,904,647)	(30,497,360)
Net change	(986,067)	$(11,587,108)	609,569	$5,584,261

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2014, the fund’s commitment fee and interest expense were $761 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

23

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,522,660	29,438,194	(30,820,238)	140,616

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,801	$140,616

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of

MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the series of MFS Institutional Trust) (the “Fund”) as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2014

25

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

26

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

29

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

30

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by clicking on the “Institutions & Consultants” role, then choosing the United States, and then either viewing the “Commentary & Announcements” section or clicking on “Research & Commentary” or the fund’s name under “US Institutional Trust” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $8,884,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 87.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

111 Huntington Avenue

Boston, MA 02199-7618

ANNUAL REPORT

June 30, 2014

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After the U.S. economy contracted sharply early this year — with activity curtailed by severe winter weather, a decline in exports and an inventory stockpile — indicators have consistently shown that the U.S. economy likely regained momentum in the second quarter. The labor market is more robust, manufacturing is strong and retail sales have improved along with consumer confidence.

Although Europe emerged from recession last year, the pace of growth in the region has been slow, with persistently high unemployment and very low inflation that points to the risk of deflation. Asia remains vulnerable but also shows signs of recovery. China’s economic growth has slowed somewhat, and Japan’s economic turnaround remains a work in progress. Emerging markets have been more turbulent over the past 12 months.

Despite this economic uncertainty, and the growing likelihood of interest rate increases that has heightened bond risks, global financial markets have been relatively stable thus far in 2014.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals takes a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

August 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bayer AG	4.6%
Nestle S.A.	3.8%
Compass Group PLC	3.1%
WPP Group PLC	2.7%
HSBC Holdings PLC	2.7%
Schneider Electric S.A.	2.6%
L’Air Liquide S.A.	2.3%
Groupe Danone	2.2%
LVMH Moet Hennessy Louis Vuitton S.A.	2.2%
Honda Motor Co. Ltd.	2.2%

Equity sectors
Financial Services	17.8%
Consumer Staples	15.4%
Health Care	10.6%
Technology	9.9%
Basic Materials	8.7%
Special Products & Services	7.4%
Retailing	5.7%
Industrial Goods & Services	5.3%
Autos & Housing	5.0%
Leisure	4.7%
Energy	4.7%
Transportation	2.6%
Utilities & Communications	1.5%

Issuer country weightings (x)
United Kingdom	20.3%
France	13.7%
Germany	12.6%
Japan	12.3%
Switzerland	10.5%
Netherlands	6.2%
Canada	4.0%
United States	3.4%
Hong Kong	3.1%
Other Countries	13.9%

Currency exposure weightings (y)
Euro	34.4%
British Pound Sterling	20.3%
Japanese Yen	12.3%
Swiss Franc	10.5%
United States Dollar	7.0%
Hong Kong Dollar	3.1%
Taiwan Dollar	3.0%
Indian Rupee	2.0%
Singapore Dollar	2.0%
Other Currencies	5.4%

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 6/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2014, the MFS Institutional International Equity Fund (“fund”) provided a total return of 20.33%, at net asset value. This compares with a return of 24.09% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Early in the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine, where tensions escalated following a change in government and Russia’s annexation of Crimea. In addition, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the economy regained its footing and the broad US equity indexes traded near their all-time highs by the end of the period. Central bank easing outside of the US, notably by the ECB as well as Bank of Japan, supported risk markets. Weighing on sentiment, however, was the rise in violence in Iraq, where sectarian conflict threatened central government control and raised market fears of an interruption to Iraqi oil exports.

Detractors from Performance

Stock selection in the financial services sector was a primary factor that detracted from performance relative to the MSCI EAFE Index. Within this sector, the fund’s overweight position in banking group Standard Chartered (United Kingdom) detracted from relative results. Shares of Standard Chartered fell late in the period after management provided a trading update that indicated its Financial Markets business had declined over the past year. Overweight positions in financial services firms HSBC Holdings

Management Review – continued

(United Kingdom) and UBS AG (Switzerland) and insurance company QBE Insurance Group (Australia) also dampened relative returns. Investors in UBS AG (Switzerland) showed concerns related to additional capital requirements in its investment banking business, and appeared to have pressured the stock during this period.

Stock selection in the autos & housing sector was another factor that hindered relative performance. The fund’s overweight position in automobile manufacturer Honda Motor (Japan) detracted from relative performance as the company’s shares fell after announcing profits that were below consensus estimates. Lower-than-anticipated automobile sales, as a result of poor weather conditions that obstructed shipments and retail sales in Japan and the US, dampened the company’s bottom line. Additionally, the overweight position in automobile parts manufacturer Denso (Japan) detracted from relative performance, as the company reported poor earnings during the reporting period as a result of decreased sales.

Elsewhere, the fund’s overweight positions in industrial chemicals manufacturer Shin-Etsu Chemical (Japan), global dairy and beverage company Danone (France), beverages producer Pernod Ricard (France), and not owning shares in strong-performing integrated oil company Total SA (France) weighed on relative performance.

Contributors to Performance

Strong stock selection in the special products and services sector was a primary contributor to relative performance. The fund’s overweight position in food services provider Compass Group (United Kingdom) contributed to relative performance. The stock appreciated steadily due to increased growth in Europe and Japan. Management’s decision to announce a special dividend also helped performance. The fund’s overweight position in staffing services provider Randstad Holding (Netherlands) and owning shares of staffing services provider Hays (b) (United Kingdom) also boosted relative returns, as both stocks outperformed the benchmark during the period.

Elsewhere, the fund’s overweight positions in Dutch banking firm ING Groep, medical equipment manufacturer HOYA (Japan), healthcare products maker Bayer (Germany) and oil and gas exploration firm Inpex (Japan) boosted relative performance. Shares of Bayer rose after the company posted earnings results that beat consensus estimates. Bayer also announced that it would be acquiring Merck & Co’s consumer unit for $14.2 billion, making it the second-largest global manufacturer of over-the-counter health products. Avoiding poor-performing automobile manufacturer Toyota Motor (Japan) and owning strong-performing global technology supplier Hon Hai Precision Industry (b) and railroad company Canadian National Railway (Canada) (b) further supported relative performance.

Respectfully,

Daniel Ling	Marcus Smith
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/14

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/14

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	20.33%	13.94%	8.80%
Comparative benchmark
MSCI EAFE Index (f)	24.09%	12.27%	7.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2014 through June 30, 2014

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/14	Ending Account Value 6/30/14	Expenses Paid During Period (p) 1/01/14-6/30/14
Actual	0.71%	$1,000.00	$1,031.21	$3.58
Hypothetical (h)	0.71%	$1,000.00	$1,021.27	$3.56

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS

6/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 99.3%
Issuer	Shares/Par	Value ($)

Aerospace – 0.8%
MTU Aero Engines AG	300,629	$27,658,850
Rolls-Royce Holdings PLC	1,912,046	34,980,625

		$62,639,475
Alcoholic Beverages – 4.8%
Carlsberg Group	319,445	$34,409,486
Diageo PLC	3,023,131	96,542,853
Heineken N.V.	1,049,957	75,378,932
Pernod Ricard S.A. (l)	1,239,690	148,871,410

		$355,202,681
Apparel Manufacturers – 3.7%
Li & Fung Ltd.	75,901,229	$112,425,953
LVMH Moet Hennessy Louis Vuitton S.A.	834,208	160,833,168

		$273,259,121
Automotive – 5.0%
Delphi Automotive PLC	835,075	$57,403,056
DENSO Corp.	3,077,400	146,875,564
Honda Motor Co. Ltd.	4,599,500	160,588,633

		$364,867,253
Broadcasting – 3.3%
ProSiebenSat.1 Media AG (l)	1,020,813	$45,477,399
WPP Group PLC	8,982,649	195,850,814

		$241,328,213
Brokerage & Asset Managers – 0.5%
BM&F Bovespa S.A.	6,625,126	$34,752,302

Business Services – 6.2%
Amadeus Holdings AG	1,864,214	$76,886,367
Compass Group PLC	13,309,108	231,644,197
Hays PLC	12,173,711	30,438,604
Randstad Holding N.V.	2,140,932	116,061,181

		$455,030,349
Computer Software – 2.8%
Check Point Software Technologies Ltd. (a)	521,069	$34,927,255
Dassault Systemes S.A.	337,748	43,454,465

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
SAP AG	1,678,284	$129,611,390

		$207,993,110
Computer Software – Systems – 1.6%
Hon Hai Precision Industry Co. Ltd.	23,157,314	$77,558,155
NCR Corp. (a)	1,068,025	37,476,997

		$115,035,152
Conglomerates – 1.2%
Smiths Group PLC	4,045,357	$89,794,214

Consumer Products – 3.5%
Beiersdorf AG	1,214,004	$117,477,263
Reckitt Benckiser Group PLC	1,633,757	142,596,597

		$260,073,860
Electrical Equipment – 3.4%
Legrand S.A.	982,188	$60,097,305
Schneider Electric S.A.	2,002,599	188,523,419

		$248,620,724
Electronics – 5.5%
Hoya Corp.	4,190,800	$139,245,178
Kyocera Corp.	1,425,700	67,664,633
Samsung Electronics Co. Ltd.	44,401	58,013,562
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,706,210	143,445,832

		$408,369,205
Energy – Independent – 2.1%
INPEX Corp.	6,142,900	$93,382,025
Reliance Industries Ltd.	3,729,510	62,963,579

		$156,345,604
Energy – Integrated – 1.7%
BG Group PLC	6,033,985	$127,533,038

Food & Beverages – 5.9%
Groupe Danone (l)	2,166,335	$160,895,504
Nestle S.A.	3,563,511	276,063,606

		$436,959,110
Food & Drug Stores – 0.8%
Loblaw Cos. Ltd.	1,391,540	$62,101,246

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 4.3%
AIA Group Ltd.	23,223,889	$116,712,747
ING Groep N.V. (a)	10,566,376	148,447,207
Swiss Re Ltd.	547,427	48,705,447

		$313,865,401
Machinery & Tools – 1.1%
Fanuc Ltd.	451,300	$77,826,475

Major Banks – 5.6%
Barclays PLC	19,657,791	$71,590,906
HSBC Holdings PLC	19,298,947	195,824,302
Standard Chartered PLC	6,906,373	141,125,625

		$408,540,833
Medical Equipment – 1.7%
Sonova Holding AG	449,345	$68,557,035
Terumo Corp.	2,539,000	56,767,534

		$125,324,569
Metals & Mining – 1.8%
Rio Tinto PLC	2,518,302	$133,970,817

Natural Gas – Distribution – 1.0%
GDF Suez	2,656,144	$73,123,051

Oil Services – 0.8%
Saipem S.p.A. (a)	2,252,164	$60,752,597

Other Banks & Diversified Financials – 7.5%
DBS Group Holdings Ltd.	8,237,351	$110,654,928
Housing Development Finance Corp. Ltd.	5,063,974	83,568,832
Itau Unibanco Holding S.A., ADR	4,778,853	68,719,906
Julius Baer Group Ltd.	1,941,709	80,050,610
Kasikornbank PLC	3,039,267	19,197,342
Sberbank of Russia, ADR	3,591,487	36,381,763
UBS AG	8,180,088	150,078,971

		$548,652,352
Pharmaceuticals – 8.9%
Bayer AG	2,390,766	$337,679,669
Merck KGaA	1,503,036	130,463,416
Roche Holding AG	335,564	100,086,466
Valeant Pharmaceuticals International, Inc. (a)	687,763	86,740,670

		$654,970,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 2.6%
Canadian National Railway Co.	2,241,093	$145,715,867
Kuehne & Nagel International AG	354,244	47,136,662

		$192,852,529
Restaurants – 1.5%
YUM! Brands, Inc.	1,328,216	$107,851,139

Specialty Chemicals – 6.9%
Akzo Nobel N.V.	1,579,434	$118,408,864
L’Air Liquide S.A.	1,252,902	169,158,033
Linde AG	647,842	137,765,085
Shin-Etsu Chemical Co. Ltd.	1,322,900	80,414,769

		$505,746,751
Specialty Stores – 1.2%
Hennes & Mauritz AB, “B”	1,971,738	$86,169,750

Telephone Services – 0.5%
Singapore Telecommunications Ltd.	10,850,589	$33,502,901

Tobacco – 1.1%
Japan Tobacco, Inc.	2,296,000	$83,699,008
Total Common Stocks (Identified Cost, $5,816,051,228)		$7,306,753,051

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	35,199,189	$35,199,189

COLLATERAL FOR SECURITIES LOANED – 0.5%
JPMorgan Prime Money Market Fund, 0.04%, at Cost and Net Asset Value (j)	35,168,960	$35,168,960
Total Investments (Identified Cost, $5,886,419,377)		$7,377,121,200

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(22,488,146)
Net Assets – 100.0%		$7,354,633,054

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $5,851,220,188)	$7,341,922,011
Underlying affiliated funds, at cost and value	35,199,189
Total investments, at value, including $33,543,341 of securities on loan (identified cost, $5,886,419,377)	$7,377,121,200
Cash	13,913
Foreign currency, at value (identified cost, $41)	41
Receivables for
Investments sold	18,658,487
Fund shares sold	14,760,731
Interest and dividends	15,902,589
Other assets	16,771
Total assets	$7,426,473,732
Liabilities
Payables for
Investments purchased	$25,974,953
Fund shares reacquired	7,467,031
Collateral for securities loaned, at value	35,168,960
Payable to affiliates
Investment adviser	514,962
Shareholder servicing costs	4,878
Payable for independent Trustees’ compensation	10
Deferred country tax expense payable	2,200,398
Accrued expenses and other liabilities	509,486
Total liabilities	$71,840,678
Net assets	$7,354,633,054
Net assets consist of
Paid-in capital	$5,789,060,463
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,209,576 deferred country tax)	1,488,724,553
Accumulated distributions in excess of net realized gain on investments and foreign currency	(30,645,215)
Undistributed net investment income	107,493,253
Net assets	$7,354,633,054
Shares of beneficial interest outstanding	317,917,404
Net asset value per share (net assets of $7,354,633,054 / 317,917,404 shares of beneficial interest outstanding)	$23.13

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$160,441,675
Interest	2,119,748
Dividends from underlying affiliated funds	53,050
Foreign taxes withheld	(13,192,722)
Total investment income	$149,421,751
Expenses
Management fee	$44,348,549
Shareholder servicing costs	199,105
Administrative services fee	480,303
Independent Trustees’ compensation	77,578
Custodian fee	1,117,487
Shareholder communications	213,218
Audit and tax fees	66,460
Legal fees	65,226
Miscellaneous	294,483
Total expenses	$46,862,409
Fees paid indirectly	(465)
Reduction of expenses by investment adviser	(186,673)
Net expenses	$46,675,271
Net investment income	$102,746,480
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $109,833 country tax)	$111,822,093
Foreign currency	(429,481)
Net realized gain (loss) on investments and foreign currency	$111,392,612
Change in unrealized appreciation (depreciation)
Investments (net of $2,181,915 increase in deferred country tax)	$967,486,454
Translation of assets and liabilities in foreign currencies	418,180
Net unrealized gain (loss) on investments and foreign currency translation	$967,904,634
Net realized and unrealized gain (loss) on investments and foreign currency	$1,079,297,246
Change in net assets from operations	$1,182,043,726

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2014	2013
Change in net assets
From operations
Net investment income	$102,746,480	$90,089,588
Net realized gain (loss) on investments and foreign currency	111,392,612	121,489,516
Net unrealized gain (loss) on investments and foreign currency translation	967,904,634	434,302,002
Change in net assets from operations	$1,182,043,726	$645,881,106
Distributions declared to shareholders
From net investment income	$(90,001,907)	$(60,000,108)
From net realized gain on investments	(19,582,286)	—
Total distributions declared to shareholders	$(109,584,193)	$(60,000,108)
Change in net assets from fund share transactions	$495,287,516	$1,744,402,965
Total change in net assets	$1,567,747,049	$2,330,283,963
Net assets
At beginning of period	5,786,886,005	3,456,602,042
At end of period (including undistributed net investment income of $107,493,253 and $88,498,256, respectively)	$7,354,633,054	$5,786,886,005

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.56	$16.92	$19.21	$14.53	$13.06
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.33	$0.32	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	3.61	2.53	(2.32)	4.60	1.51
Total from investment operations	$3.95	$2.89	$(1.99)	$4.92	$1.76
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.30)	$(0.24)	$(0.29)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.25)	$(0.30)	$(0.24)	$(0.29)
Net asset value, end of period (x)	$23.13	$19.56	$16.92	$19.21	$14.53
Total return (%) (r)(s)(x)	20.33	17.16	(10.23)	34.03	13.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.74	0.77	0.78	0.79
Expenses after expense reductions (f)	0.71	0.74	0.75	0.75	0.75
Net investment income	1.57	1.91	1.97	1.83	1.62
Portfolio turnover	14	18	22	29	23
Net assets at end of period (000 omitted)	$7,354,633	$5,786,886	$3,456,602	$3,311,273	$2,345,248

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$7,306,753,051	$—	$—	$7,306,753,051
Mutual Funds	70,368,149	—	—	70,368,149
Total Investments	$7,377,121,200	$—	$—	$7,377,121,200

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $4,402,317,721 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $33,543,341 and a related liability of $35,168,960 for cash collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/14	6/30/13
Ordinary income (including any short-term capital gains)	$90,001,907	$60,000,108
Long-term capital gains	19,582,286	—
Total distributions	$109,584,193	$60,000,108

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/14
Cost of investments	$5,922,829,794
Gross appreciation	1,532,547,175
Gross depreciation	(78,255,769)
Net unrealized appreciation (depreciation)	$1,454,291,406
Undistributed ordinary income	111,372,547
Undistributed long-term capital gain	2,032,684
Other temporary differences	(2,124,046)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2014, this management fee reduction amounted to $175,451, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2015.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed 0.75% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2015. For the year ended

Notes to Financial Statements – continued

June 30, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2014, the fee was $193,608, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2014, these costs amounted to $5,497.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.0073% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended June 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $34,814 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,222, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended June 30, 2014, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $1,683,601,266 and $899,285,773, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/14		Year ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold	77,961,434	$1,723,131,785	134,173,479	$2,563,256,694
Shares issued to shareholders in reinvestment of distributions	4,719,225	100,849,844	2,765,793	52,024,562
Shares reacquired	(60,585,548)	(1,328,694,113)	(45,466,852)	(870,878,291)
Net change	22,095,111	$495,287,516	91,472,420	$1,744,402,965

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2014, the fund’s commitment fee and interest expense were $26,665 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,409	1,450,115,299	(1,414,920,519)	35,199,189

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$53,050	$35,199,189

Notes to Financial Statements – continued

(8) Redemptions In-Kind

On October 18, 2013 and January 27, 2014, the fund recorded redemption proceeds for distributions in-kind of portfolio securities and cash that were valued at $215,377,154 and $79,195,183, respectively. The redeeming shareholders generally receive a pro rata share of the securities held by the fund. The distributions of such securities generated a realized gain of $82,468,342 and $27,928,895, respectively, for the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the series of MFS Institutional Trust) (the “Fund”) as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2014

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116-3741
Portfolio Managers
Daniel Ling Marcus Smith

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by clicking on the “Institutions & Consultants” role, then choosing the United States, and then either viewing the “Commentary & Announcements” section or clicking on “Research & Commentary” or the fund’s name under “US Institutional Trust” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $23,686,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $126,929,325. The fund intends to pass through foreign tax credits of $8,838,954 for the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended June 30, 2014 and 2013, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Institutional International Equity Fund	40,252	39,784
MFS Institutional Large Cap Value Fund	39,843	39,380

Total	80,095	79,164

For the fiscal years ended June 30, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,615	6,537	1,771	1,226
To MFS Institutional Large Cap Value Fund	0	0	6,241	6,167	1,022	1,009
Total fees billed by Deloitte To above Funds:	0	0	12,856	12,704	2,793	2,235

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	1,832,037	1,380,151	0	0	0	0
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	1,832,037	1,380,151	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	1,843,881	1,505,934
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	1,842,758	1,505,347

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 15, 2014

*	Print name and title of each signing officer under his or her signature.